Exhibit 10.86

FIFTH AMENDMENT TO CREDIT AGREEMENT

            THIS FIFTH AMENDMENT TO CREDIT AGREEMENT (the “Amendment”) is made and entered into as of this 28th day of February 2003, among MILLER INDUSTRIES, INC., a Tennessee corporation (“Parent”), each of the other Subsidiaries of Parent listed on the signature page hereto (together with Parent, collectively, “Borrowers”), the Lenders party to this Amendment (the “Lenders”), THE CIT GROUP/BUSINESS CREDIT, INC., as Collateral Agent, and BANK OF AMERICA, N.A., as Administrative Agent, Syndication Agent, Existing Titled Collateral Agent and Letter of Credit Issuer (in such capacity, together with the Collateral Agent, the “Agents”).

W I T N E S S E T H:

            WHEREAS, Borrowers, the Lenders and the Agents entered into that certain Credit Agreement, dated as of July 23, 2001, pursuant to which the Lenders agreed to make certain loans to Borrowers (as amended, modified, supplemented and restated from time to time, the “Credit Agreement”); and

            WHEREAS, the Borrowers, the Lenders and the Agents desire to make certain amendments to the Credit Agreement on the terms and conditions set forth herein.

            NOW, THEREFORE, in consideration of the foregoing premises, and other good and valuable consideration, the receipt and legal sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

            1.         All capitalized terms used herein and not otherwise expressly defined herein shall have the respective meanings given to such terms in the Credit Agreement.

           2.         Annex A to the Credit Agreement shall be amended by amending the text of subsection (c)(ii)(C) of the definition of Miller Borrowing Base by deleting the date “February 28, 2003” and inserting in lieu thereof the date “March 31, 2003.”

            3.         Annex A to the Credit Agreement shall be amended by amending the definition of Maximum RoadOne Revolver Amount by:

                        (a)        amending the text of subsection (b)(iv) by deleting the text “February 28, 2003,” inserting in lieu thereof the text “March 31, 2003, and”

                        (b)        deleting the text of subsection (b)(v) in its entirety.

            4.         Representations, Warranties and Covenants of Borrowers. To induce Agent and Lenders to enter into this Amendment, each Borrower hereby represents, warrants and covenants to Agents and Lenders that,

              (a)        as of the date hereof, and after giving effect to the terms hereof, there exists no Default or Event of Default under the Credit Agreement or any of the other Loan Documents,

              (b)        each representation and warranty made or deemed to be made in this Amendment and in the Loan Documents is true and correct on and as of the date of this Amendment (except to the extent that any such representation or warranty relates to a prior specific date or period) and Borrowers hereby reaffirm each of the agreements, covenants and undertakings set forth in the Loan Documents and in each and every other agreement, instrument and other document executed in connection therewith or pursuant thereto as if Borrowers were making said agreements, covenants and undertakings on the date hereof,

              (c)        each Borrower has the power and is duly authorized to enter into, deliver and perform this Amendment and

              (d)        this Amendment and each of the Loan Documents is the legal, valid and binding obligation of each Borrower enforceable against it in accordance with its terms.

            5.         Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.

            6.         Governing Law.  This Amendment shall be governed by, and construed in accordance with, the laws of, and the decisions of the courts in, the State of Georgia.

[Signature Page Follows]

            IN WITNESS WHEREOF, Borrowers, the Agents and the Lenders have caused this Amendment to be duly executed, all as of the date first above written.

                                                                                    “PARENT”

                                                                                    MILLER INDUSTRIES, INC.

                                                                                    By:       /s/ J. Vincent Mish
                                                                                                J. Vincent Mish
                                                                                                Chief Financial Officer

                                                                                    “SUBSIDIARY MILLER BORROWERS”

                                                                                    APACO, INC.
                                                                                    B&B ASSOCIATED INDUSTRIES, INC.
                                                                                    CHEVRON, INC.
                                                                                    CENTURY HOLDINGS, INC.
                                                                                    CHAMPION CARRIER CORPORATION
                                                                                    COMPETITION WHEELIFT, INC.
                                                                                    GOLDEN WEST TOWING EQUIPMENT
                                                                                           INC.
                                                                                    KING AUTOMOTIVE & INDUSTRIAL
                                                                                           EQUIPMENT, INC.
                                                                                    MID AMERICA WRECKER &
                                                                                           EQUIPMENT SALES, INC. OF
                                                                                           COLORADO
                                                                                    MILLER FINANCIAL SERVICES GROUP,
                                                                                            INC.
                                                                                    MILLER/GREENEVILLE, INC.
                                                                                      MILLER INDUSTRIES DISTRIBUTING,
                                                                                            INC.
                                                                                    MILLER INDUSTRIES INTERNATIONAL,
                                                                                            INC.
                                                                                    MILLER INDUSTRIES TOWING
                                                                                            EQUIPMENT INC.
                                                                                    PURPOSE, INC.
                                                                                    SONOMA CIRCUITS, INC.
                                                                                    SOUTHERN WRECKER CENTER, INC.
                                                                                    SOUTHERN WRECKER SALES, INC.

                                                                                    By:        /s/ J. Vincent Mish
                                                                                                J. Vincent Mish
                                                                                                Vice President and Attorney-in-Fact of
                                                                                                 each entity listed above

                                                                                    “SUBSIDIARY ROADONE BORROWERS”

                                                                                    ACKERMAN WRECKER SERVICE, INC.
                                                                                    AETEX, INC., f/k/a A-EXCELLENCE
                                                                                    TOWING CO.
                                                                                    ALL AMERICAN TOWING SERVICES,
                                                                                              INC.
                                                                                    ALLIED GARDENS TOWING, INC.
                                                                                    ALLIED TOWING AND RECOVERY, INC.
                                                                                    A TO Z ENTERPRISES, INC.
                                                                                    B-G TOWING, INC.
                                                                                    BEAR TRANSPORTATION, INC.
                                                                                    BTRCX, INC. f/k/a BERT’S TOWING
                                                                                              RECOVERY CORPORATION
                                                                                    BBSX, INC., f/k/a/ BOB BOLIN SERVICES,
                                                                                              INC.
                                                                                    BASIEX, INC., f/k/a/ BOB’S AUTO
                                                                                              SERVICE, INC.

                                                                                    BOB VINCENT AND SONS WRECKER
                                                                                              SERVICE, INC.
                                                                                    BRYRICH CORPORATION
                                                                                    BTRX, INC.
                                                                                    CAL WEST TOWING, INC.
                                                                                    CARDINAL CENTRE ENTERPRISES, INC.
                                                                                    CBTX, INC., f/k/a/ CEDAR BLUFF 24
                                                                                              HOUR TOWING, INC.
                                                                                    CENTRAL VALLEY TOWING, INC.
                                                                                    CCASX, INC.
                                                                                    CEX, INC., f/k/a CHAD’S INC.
                                                                                    CLEVELAND VEHICLE DETENTION
                                                                                              CENTER, INC.
                                                                                    D.A. HANELINE, INC.
                                                                                    DVREX, INC.
                                                                                    DICK’S TOWING & ROAD SERVICE, INC.
                                                                                    DOLLAR ENTERPRISES, INC.
                                                                                    DSX, INC., f/k/a DUGGER’S SERVICES,
                                                                                                        INC.
                                                                                    DURU, INC.
                                                                                    GARY’S TOWING & SALVAGE POOL,
                                                                                            INC.
                                                                                    GOOD MECHANIC AUTO CO.
                                                                                              OF RICHFIELD, INC.
                                                                                    GREAT AMERICA TOWING, INC.
                                                                                    GREG’S TOWING, INC.
                                                                                    HTX, INC.
                                                                                    KAUFF’S INC.

                                                                                    KAUFF’S OF FT. PIERCE, INC.
                                                                                    KAUFF’S OF MIAMI, INC.
                                                                                    KAUFF’S OF PALMS BEACH, INC.
                                                                                    KEN’S TOWING, INC.
                                                                                    LTSX, INC., f/k/a LAZER TOW SERVICES,
                                                                                              INC.
                                                                                    LASX, INC.
                                                                                    LWKR, INC.
                                                                                    LINCOLN TOWING ENTERPRISES, INC.
                                                                                    MAEJO, INC.
                                                                                    MEL’S ACQUISITION CORP.
                                                                                    MGEX, INC.
                                                                                    MSTEX, INC.
                                                                                    MTSX INC.
                                                                                    MURPHY’S TOWING, INC.
                                                                                    P.A.T., INC.
                                                                                    PEX, INC., f/k/a/ PIPES ENTERPRISES,
                                                                                              INC.
                                                                                    RMA ACQUISITION CORP.
                                                                                    RRIC ACQUISITION CORP.
                                                                                    RSX, INC., f/k/a RECOVERY SERVICES,
                                                                                              INC.
                                                                                    ROADONE, INC.
                                                                                    ROADONE EMPLOYEE SERVICES, INC.
                                                                                    ROAD ONE INSURANCE SERVICES, INC.
                                                                                    ROAD ONE SERVICE, INC.
                                                                                    ROAD ONE SPECIALIZED
                                                                                              TRANSPORTATION, INC.
                                                                                    ROADONE TRANSPORTATION AND
                                                                                              LOGISTICS, INC.
                                                                                    R.M.W.S., INC.
                                                                                    SOUTHWEST TRANSPORT, INC.
                                                                                    SUBURBAN WRECKER SERVICE, INC.
                                                                                    TEXAS TOWING CORPORATION
                                                                                    TPCTH, INC.
                                                                                    TREASURE COAST TOWING, INC.
                                                                                    TREASURE COAST TOWING OF MARTIN
                                                                                              COUNTY, INC.
                                                                                    TRUCK SALES & SALVAGE CO., INC.
                                                                                    TWSX, INC.
                                                                                    WSX, INC., f/k/a WES’S SERVICE
                                                                                              INCORPORATED
                                                                                    WESTERN TOWING; MCCLURE/EARLEY
                                                                                              ENTERPRISES, INC.
                                                                                    WILTSE TOWING, INC.
                                                                                    WTC, INC.

                                                                                    WTEX, INC.
                                                                                    ZTRX, INC., f/k/a ZEHNER TOWING &
                                                                                           RECOVERY, INC.

                                                                                    By:        /s/ J. Vincent Mish
                                                                                                J. Vincent Mish
                                                                                               Vice President and Attorney-in-Fact
                                                                                                of each entity listed above

                                                                                    “ADMINISTRATIVE AGENT,
                                                                                    SYNDICATION AGENT AND EXISTING
                                                                                    TITLED COLLATERAL AGENT”

                                                                                    BANK OF AMERICA, N.A., as the
                                                                                    Administrative Agent, Syndication Agent and
                                                                                    Existing Titled Collateral Agent

                                                                                    By:       /s/ John Olsen
                                                                                    Name:  John Olsen
                                                                                    Title:      Vice President

                                                                                    “LETTER OF CREDIT ISSUER”

                                                                                    BANK OF AMERICA, N.A., as the letter of
                                                                                    Credit Issuer

                                                                                    By:       /s/ John Olsen
                                                                                    Name:  John Olsen
                                                                                    Title:      Vice President

                                                                                    “COLLATERAL AGENT”

                                                                                    THE CIT GROUP/BUSINESS CREDIT, INC.,
                                                                                    as the Collateral Agent

                                                                                    By:          /s/ Kenneth B. Butler
                                                                                    Name:  Kenneth B. Butler
                                                                                    Title:     Vice President

                                                                                    “LENDERS”

                                                                                    BANK OF AMERICA, N.A., as a Lender

                                                                                    By:       /s/ John Olsen
                                                                                    Name:  John Olsen
                                                                                    Title:      Vice President

                                                                                    THE CIT GROUP/BUSINESS CREDIT, INC.,
                                                                                    as a Lender

                                                                                    By:         /s/ Kenneth B. Butler
                                                                                    Name:  Kenneth B. Butler
                                                                                    Title:     Vice President

                                                                                    FLEET CAPITAL CORPORATION,
                                                                                    as a Lender

                                                                                    By:         /s/ Wes Manus
                                                                                    Name:  Wes Manus
                                                                                    Title:      VP